UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2024 (November 13, 2024)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2024, the Board of Directors of Globe Life Inc. (the “Company”) adopted the Globe Life Inc. Executive Severance Plan (the “Plan”). The Plan provides certain severance benefits to “Eligible Executives” which include the Company’s Co-CEOs and other Named Executive Officers. The Plan is administered by the Compensation Committee of the Board of Directors. The following summary of the terms of the Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan, included as Exhibit 10.1 hereto, which is incorporated herein by reference.

Qualifying Termination Outside of Change of Control Protection Period

If (i) an Eligible Executive’s employment with the Company is terminated without Cause (as defined in the Plan) or (ii) the Eligible Executive terminates their employment for Good Reason (as defined in the Plan) (either, a “Qualifying Termination”) during a time that is not within 24 months following a Change in Control (as defined in the Plan), the Eligible Executive would receive the following benefits:

•For the Co-CEOs, a cash severance amount equal to 2.0 times the sum of such Co-CEO’s (i) base salary, and (ii) target annual bonus for the calendar year of such Co-CEO’s termination. This severance payment is payable in substantially equal installments on the Company’s regular payroll schedule for a period of 24 months following such Co-CEO’s termination of employment;
•For all Eligible Executives other than the Co-CEO’s, a cash severance amount equal to 1.5 times the sum of such Eligible Executive’s (i) base salary, and (ii) target annual bonus for the calendar year of such Eligible Executive’s termination. This severance payment is payable in substantially equal installments on the Company’s regular payroll schedule for a period of 18 months following such Eligible Executive’s termination of employment;
•A lump sum cash payment equal to 12 times the monthly premium of such Eligible Executive’ group health plan coverage;
•A lump sum cash payment equal to the pro rata amount of such Eligible Executive’s target annual bonus for the calendar year of such Eligible Executive’s termination; and
•Payment by the Company to a third-party vendor selected by the Company to assist the Eligible Executive in finding future employment for a period of 12 months in an amount up to $25,000.

Qualifying Termination During Change of Control Protection Period

If an Eligible Executive’s employment is terminated due to a Qualifying Termination within 24 months following a Change in Control (as defined in the Plan), the Eligible Executive would receive the following benefits:

•For all Eligible Executives, a lump sum cash severance amount equal to 2 times the sum of such Eligible Executive’s (i) base salary, and (ii) target annual bonus for the calendar year of such Eligible Executive’s termination;
•A lump sum cash payment equal to 24 times the monthly premium of such Eligible Executive’s group health plan coverage;
•A lump sum cash payment equal to the pro rata amount of such Eligible Executive’s target annual bonus for the calendar year of such Eligible Executive’s termination; and
•Payment by the Company to a third-party vendor selected by the Company to assist the Eligible Executive in finding future employment for a period of 12 months in an amount up to $25,000.

Other Plan Terms

Payment of benefits under the Plan is conditioned upon the Eligible Executive’s continued compliance with certain confidentiality, non-solicitation, intellectual property and non-disparagement Plan provisions. If, after the Company’s determination that an Eligible Executive is eligible to receive Plan benefits, the Company subsequently acquires evidence or determines that (i) such Eligible Executive has failed to abide by the terms of the confidentiality, non-solicitation, intellectual property and non-disparagement Plan provisions, or (ii) that Cause (as defined in the Plan)

existed prior to the date of such Eligible Executive’s termination of employment that would have given the Company the right to terminate such Eligible Executive with Cause, then the Company has the right to cease payments under the Plan and such Eligible Executive is required to promptly return to the Company any severance payments paid prior to such date under the Plan.

Revisions to Award Agreements

In connection with the adoption of the Plan, the Board of Directors approved amendments to the forms of award agreements for stock options, restricted stock units (“RSUs”), and performance shares.

The form of Non-Qualified Stock Option Grant Agreement was amended to provide that options of Eligible Executives not eligible for retirement that are terminated due to a Qualifying Termination shall be terminated three (3) years from the date of termination of employment or the stated term of the option, whichever is shorter.

The form of Restricted Stock Unit Award Agreement was amended to provide that a portion of the RSUs of Eligible Executives that are terminated due to a Qualifying Termination will vest as follows: (i) 33.33% of the RSUs will vest if termination occurs after the first anniversary of the grant date, and (ii) 66.67% of the RSUs will vest if termination occurs after the second anniversary of the grant date. In addition, the form of Restricted Stock Unit Award Agreement was amended to provide that dividends or distributions payable with respect to the number of shares underlying the RSUs will be converted into additional RSUs based on the fair market value of the stock on the date such dividend or distribution was payable. Additional RSUs issued as dividend equivalents will vest according to the same schedule as the initial RSUs.

The form of Performance Share Award Certificate was amended to provide that performance awards granted to Eligible Executives who are terminated due to a Qualifying Termination vest on the date of such termination. The Eligible Executive will be eligible to receive a prorated portion of any performance share award based on the number of days the Eligible Executive was employed by the Company during the performance period for such performance share award as of the date of such Eligible Executive’s termination. In addition, the form of Performance Share Certificate was amended to provide that dividends or distributions payable with respect to the number of shares underlying the performance shares will be converted into additional performance shares based on the fair market value of the stock on the date such dividend or distribution was payable. Additional performance shares issued as dividend equivalents will vest according to the same schedule as the initial performance shares.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

(10.1)    Globe Life Inc. Executive Severance Plan
(10.2)    Form of Seven Year Stock Option under Globe Life Inc. 2018 Incentive Plan (November 2024)
(10.3)    Form of Seven Year Stock Option under Globe Life Inc. 2018 Incentive Plan with Non-Compete, Non-Solicit and Confidentiality Provisions (November 2024)
(10.4)    Form of Seven Year Stock Option under Globe Life Inc. 2018 Incentive Plan with Non-Compete, Non-Solicit and Confidentiality Provisions (Special) (November 2024)
(10.5)    Form of Restricted Stock Unit Award Agreement under Globe Life Inc. 2018 Incentive Plan (November 2024)
(10.6)    Form of Restricted Stock Unit Award Agreement under Globe Life Inc. 2018 Incentive Plan with Non-Compete, Non-Solicit and Confidentiality Provisions (November 2024)
(10.7)    Form of Performance Share Award Certificate under Globe Life Inc. 2018 Incentive Plan (November 2024)
(104)    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: November 19, 2024	/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary